UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2025

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.**
On May 22, 2025, Deckers Outdoor Corporation (the “Company”) issued a press release announcing its financial results for the three months and fiscal year ended March 31, 2025. The Company intends to hold a conference call regarding these financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of the Company (the “Board”) has appointed Cynthia (Cindy) L. Davis as Chair of the Board, effective immediately. She succeeds Michael (Mike) F. Devine, III, who is retiring from the Board after over 14 years of service, including six years as Chair. Mr. Devine’s retirement is not the result of any disagreement with respect to the Company’s operations, policies, or practices. The Company thanks Mr. Devine for his service to the Board.

Ms. Davis has served as a member of the Board since 2018, as Chair of the Talent & Compensation Committee since 2019, and as a member of the Corporate Responsibility, Sustainability & Governance Committee since 2021. In connection with Ms. Davis’ appointment as Chair, she will be stepping down as a member of each of these committees. Victor Luis, who has served as a member of the Board and as a member of the Talent & Compensation Committee since 2020, has been named Chair of the Talent & Compensation Committee.

Ms. Davis and Mr. Luis will receive compensation for their new roles consistent with the terms of the Company’s standard non-employee director compensation policy.

Effective as of May 22, 2025, the Board approved the reduction in its size from 11 to ten members.

Item 7.01	Regulation FD Disclosure.**
On May 22, 2025, the Company issued a press release announcing the retirement of Mr. Devine and the appointment of Ms. Davis as Chair of the Board. A copy of the press release is furnished hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description.
99.1	Press Release, dated May 22, 2025
99.2	Press Release, dated May 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**The information provided in Item 2.02 and Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025
Deckers Outdoor Corporation
/s/ Steven J. Fasching
Steven J. Fasching, Chief Financial Officer